CONSOLIDATED STATEMENT OF CASH FLOWS $ in Millions	6 Months Ended
Dec. 31, 2022 USD ($)
Operating activities
Net income	$ 19
Non-cash adjustments
Undistributed earnings of investments accounted for under the equity method (Note 3)	(21)
Other expense	35
Compensation and benefits recovery	(37)
Unrealized carried interest compensation expense	3
Working capital movements:
Due from affiliates (Note 7)	(782)
Accounts payable	781
Cash provided by (used in) operating activities	(2)
Financing activities
Change in due to affiliates (Note 7)	281
Share subscriptions	52
Purchase of treasury shares	(330)
Cash provided by (used in) financing activities	3
Cash and cash equivalents
Change in cash and cash equivalents	1
Balance, beginning of year	0
Balance, end of year	1
Supplemental cash flow disclosures
Settlement of due to affiliates (Note 7)	$ (278)